EXHIBIT 9-C

                  AMENDED AND RESTATED ADMINISTRATION AGREEMENT

                                     BETWEEN

                        ASTRA STRATEGIC INVESTMENT SERIES
                 (FORMERLY PILGRIM STRATEGIC INVESTMENT SERIES)

                                       AND

                           ATLAS FINANCIAL GROUP, INC.
                         (FORMERLY PILGRIM GROUP, INC.)

     Pursuant to the terms of this Administration Agreement between Pilgrim Strategic Investment Series and Pilgrim Group, Inc. (the "Agreement"), we hereby amend this Agreement to change the names of the parties to ASTRA STRATEGIC INVESTMENT SERIES and ATLAS FINANCIAL GROUP, INC., respectively, effective April 10, 1995. The names of corresponding series of ASTRA STRATEGIC INVESTMENT SERIES that are affected by this Agreement, namely, Pilgrim Adjustable U.S. Government Securities Trust I, Pilgrim Adjustable U.S. Government Securities Trust I-A, Pilgrim Adjustable U.S. Government Securities Trust II, Pilgrim Adjustable U.S. Government Securities Trust III, Pilgrim Adjustable U.S. Government Securities Trust IV, Pilgrim Adjustable Rate Securities Trust I, Pilgrim Adjustable Rate Securities Trust I-A, Pilgrim Adjustable Rate Securities Trust II, Pilgrim Adjustable Rate Securities Trust III, Pilgrim Adjustable Rate Securities Trust IV have been changed to Astra Adjustable U.S. Government Securities Trust I, Astra Adjustable U.S. Government Securities Trust I-A, Astra Adjustable U.S. Government Securities Trust II, Astra Adjustable U.S. Government Securities Trust III, Astra Adjustable U.S. Government Securities Trust IV, Astra Adjustable Rate Securities Trust I, Astra Adjustable Rate Securities Trust I-A, Astra Adjustable Rate Securities Trust II, Astra Adjustable Rate Securities Trust III, Astra Adjustable Rate Securities Trust IV, respectively, effective April 10, 1995.

                                           ASTRA STRATEGIC INVESTMENT SERIES


                                           By:______________________________

                                              Palomba Weingarten, President



                                           ATLAS FINANCIAL GROUP, INC.


                                           By:______________________________